PROVIDENT PROVIDENT BANKSHARES BANKSHARES C O R P O R A T I O N C O R P O R A T I O N February 2006 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND RISK FACTORS
This presentation, as well as other written communications made from time to time by Provident Bankshares Corporation and its subsidiaries
(the “Corporation”) (including, without limitation, the Corporation’s 2004 Annual Report to Stockholders) and oral communications made from time to time by authorized officers of the Corporation, may contain statements relating to the future results of the Corporation
(including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities
Litigation Reform Act of 1995 (the “PSLRA”).  Such forward-looking statements may be identified by the use of such words as “believe,”
“expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” Examples of forward-looking statements include, but are not limited to, possible or assumed estimates with respect to the financial condition, expected or anticipated revenue, and results of operations and business of the Corporation, including earnings growth determined using U.S. generally accepted accounting principles
(“GAAP”); revenue growth in retail banking, lending and other areas; origination volume in the Corporation’s consumer, commercial and other lending businesses; asset quality and levels of non-performing assets; current and future capital management programs; non-interest income levels, including fees from services and product sales; tangible capital generation; market share; expense levels; and other business operations and strategies.  For these statements, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.
The Corporation cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement.  Such factors include, but are not limited to: the factors identified in the Corporation’s Form
10-K for the fiscal year ended December 31, 2004 under the headings “Forward-Looking Statements” and “Risk Factors”; prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition, which can materially affect, among other things, consumer banking revenues, revenues from sales on non-deposit investment products, origination levels in the
Corporation’s lending businesses and the level of defaults, losses and prepayments on loans made by the Corporation, whether held in portfolio or sold in the secondary markets; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; risks and uncertainties related to acquisitions and related integration and restructuring activities; conditions in the securities markets or the banking industry; changes in the quality or composition of the investment portfolio; litigation liabilities, including costs, expenses, settlements and judgments; or the outcome of other matters before regulatory agencies, whether pending or commencing in the future; and other economic, competitive, governmental, regulatory and technological factors affecting the Corporation’s operations, pricing, products and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Corporation’s control. Readers are cautioned not to place undue reliance on these forward-looking statements which are made as of the date of this report, and, except as may be required by applicable law or regulation, the
Corporation assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Agenda Agenda • Introduction and Overview • Key Strategies • Financial Performance

Introduction and Overview
Introduction and Overview
– Headquartered in Baltimore, Maryland
– Total assets of $6.4 billion (as of 12/31/05)
– Serves individuals, families, small businesses
and larger companies in Baltimore, Washington
and Richmond areas
– Over 2,000 employees

Introduction
Introduction
Provident Bank History
• 1886  Founded as a Mutual Thrift
• 1987  Converted to Commercial Bank
• 1993  Retail Banking Expansion
• 1997  Citizen’s Savings Bank Merger
• 2004  Southern Financial Merger

Banking Office Network 2006 Banking Office Network 2006 152 Branches 152 Branches Green dots are in-store, red triangles are traditional locations.

Introduction
Introduction
Provident Bank Mission
Provident Bank Mission
Provident Bank’s mission is to exceed customer
expectations by delivering superior service,
products and banking convenience. Every
employee’s commitment to serve our customers in
this fashion will establish Provident Bank as the
primary bank of choice of individuals, families,
small businesses and mid-sized companies
throughout our chosen markets.

Introduction
Introduction
Provident Bank Vision
Provident Bank Vision
Provident Bank’s vision is to be chosen
as our customers’ primary bank
because we consistently execute our
business as The Right Size Bank.

Introduction Introduction Provident Bank Core Values Provident Bank Core Values Integrity Excellence Caring Partnership Results Driven

Provident Bank Key Strategies
Provident Bank Key Strategies
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Provident Bank
Provident Bank
Positioning Strategy
Positioning Strategy
We will continue to provide the
products and services of our largest
competitors, while delivering the
level of service found in only the
best community banks.

Provident Bank Key Strategy #2
Provident Bank Key Strategy #2
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Commercial Loan
Commercial Loan
and Deposit/Repo
and Deposit/Repo
Average Balances (millions)
Loans exclude acquired loans
2001 2002 2003 2004 2005
Baltimore VA/Wash
$791
$856
$961
LOANS
2001 2002 2003 2004 2005
$426
$579
$680
DEPOSIT/REPO
$982
CAGR 2001-2005*  Loans            22.0%
CAGR 2001-2005*  Deposits        28.0%
*includes SFFB in 2001 base
$1,444
$1,754 $1,143

Commercial Loans
Commercial Loans
2005
Total $1.8 B
37%
27%
17%
19%
Average  Balances
12%
27%
21%
40%
Residential Construction Commercial Construction
Commercial Mortgage Commercial Business
2001 Total
$875 MM

Provident Bank Key Strategy #3
Provident Bank Key Strategy #3
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Consumer Loan and
Consumer Loan and
Deposit Growth
Deposit Growth
Average Balances (millions)
Loans exclude acquired residential
2001 2002 2003 2004 2005
Baltimore VA/Wash
$663
$797
$906
LOANS
2001 2002 2003 2004 2005
$1,394
$1,536
$1,682
DEPOSITS
(Excluding CD/IRA)
$1,891
CAGR 2001-2005*  Loans            17.5%
CAGR 2001-2005*  Deposits         8.6%
*includes SFFB in 2001 base
$1,089
$1,264
$1,940

Retail DDA Fees
Retail DDA Fees
Annual Fees Per Account
Annual Fees Per Account
0
50,000
100,000
150,000
200,000
250,000
300,000
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
$0
$50
$100
$150
$200
$250
Accounts on Hand Average Fee Income Per Consumer DDA
CAGR (Acounts) = 13.46%
CAGR (Fee Inc.) = 13.26%

Consumer Loans Consumer Loans 2005 Total $1.8 B 31% 2% 44% 23% Marine Home Equity Other Residential & Acquired Average Balances 13% 15% 8% 64% 2001 Total $2.2 B

Home Equity Home Equity Quarterly Comparison Quarterly Comparison $485,931 $676,169 $772,558 $831,987 $879,598 4Q 03 4Q 04 2Q 05 3Q 05 4Q 05 34.5% CAGR

Provident Bank Branches
Provident Bank Branches
91
61
58
58
89
59
56
36
34 34
51
50 50
37
34
60
59
51
42
42
33
15
18
10 10
5
8
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
Traditional In-Store/ATM Plus
TRADITIONAL/IN-STORE

66
86
82
51
35
43
32
24
15 15
44
67
67
66
65
66
59
53
51
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
Washington Metro/VA Baltimore
BRANCH NETWORK
Virginia And Washington
Virginia And Washington
Metro Expansion
Metro Expansion

Opportunities
Opportunities
• Build relationships with existing customers
• We have 53 “new” branches in Virginia
“New VA” Branches MD Branches
$33,682,000
$9,783,020
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
Deposits
$4,595,000
$969,323
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
$4,000,000
$4,500,000
$5,000,000
Loan Origination
$745,000
$77,419
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Fee Income

Average Balances ($ millions) Small Business Growth Small Business Growth Total Loans $ 82 $253 Total Deposits $138 $408 Customer Relationships 18,368 30,000 2001 2005

Provident Bank Key Strategy #4
Provident Bank Key Strategy #4
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Customer Relationship Customer Relationship Strategy Strategy

Provident Bank Vision Provident Bank Vision Provident Bank’s vision is to be chosen as our customers’ primary bank because we consistently execute our business as The Right Size Bank.

Customer Relationship Strategy Customer Relationship Strategy Executing our Vision • Acquire • Enhance • Retain

Customer Acquisition Strategy Customer Acquisition Strategy • 1993 Introduction –High Performance Checking –In-Store Banking –Exception Decisioning

Acquire Customer Relationships
Acquire Customer Relationships
Acquire different customers and acquire customers
differently
Success Factors:
• Right size bank positioning
• Unparalleled convenience
• Value-oriented product line
• Reputation for superior service
Success Metric:  Growth in Primary Bank Relationships

Enhance Customer Relationships
Enhance Customer Relationships
The Opportunity
The Opportunity
2.91 312
Real Estate
2.73 912
Commercial
2.22 30,000
Small
Business
2.79 263,661
Retail
Provident
Cross Sell
Households
Data is as of Q3 2005

Enhance Customer Relationships
Enhance Customer Relationships
• Leverage customer segmentation
methodology
• Build a relationship sales culture
• Roll-out sales and leadership training
• Achieve CSBI relationship
Success Metric:  1 More to 400,000

Retain Customer Relationships
Retain Customer Relationships
One additional product to a household with one product
increases their retention from 83% to 92%
• Utilize on-boarding program for all customers
• Survey customers’ satisfaction quarterly
• Build specific retention plans based on customer
segmentation data
Success Metric:  Level of Customer Engagement

Provident Bank Key Strategy #5
Provident Bank Key Strategy #5
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Employee Development
Employee Development
and Retention
and Retention
• Succession planning for key positions
• Compensation awards based upon results
• Expanded training curriculum with additional
online development offerings
• Disciplined performance management system

Provident Bank Key Strategy #6
Provident Bank Key Strategy #6
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

2005 Financial Performance
2005 Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Growth in earnings with improved quality of earnings
V. Higher capital levels
VI. Improved asset quality

Components of Earning Assets
Components of Earning Assets
44%
24%
32%
Commercial & Consumer Loans (Core)
Residential & Acquired Loans (Non-core)
Investment Securities
10%
54%
36%
2005 1995
$2,851,766
$5,664,773

Components of Liabilities Components of Liabilities 1% 27% 6% 66% Customer Deposits Brokered CD's Borrowings Other 7% 60% 32% 1% 2005 1995 $2,764,701 $5,752,044

Operating Earnings Per Share Operating Earnings Per Share 1.88 2.05 2.17 2.33 1.60 1.50 1.70 1.90 2.10 2.30 2.50 2001 2002 2003 2004 2005

Investments / Assets Investments / Assets 51.7% 51.9% 51.8% 43.5% 36.0% 10% 20% 30% 40% 50% 60% 2001 2002 2003 2004 2005 Note: investments include acquired loans

Loans / Assets Loans / Assets 32.9% 36.4% 39.6% 43.6% 50.8% 30.0% 40.0% 50.0% 60.0% 70.0% 2001 2002 2003 2004 2005 Note: Ratio is represented by core loans to assets

Free Funding / Avg Earning Assets Free Funding / Avg Earning Assets 12.9% 15.7% 18.0% 17.8% 20.7% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 2001 2002 2003 2004 2005

2005 Financial Performance
2005 Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Growth in earnings with improved quality of earnings
V. Higher capital levels
VI. Improved asset quality

Core Loan Growth
Core Loan Growth
$1,512,021
$1,686,343
$1,867,002
$2,533,458
$3,015,984
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
2001 2002 2003 2004 2005
CAGR (Core Loans) = 18.84%
CAGR (Total Assets) = 6.72%
Average balances

Core Deposit Growth Core Deposit Growth $2,692,617 $3,517,648 $3,344,660 $2,825,412 $2,547,804 $2,400,000 $2,800,000 $3,200,000 $3,600,000 2001 2002 2003 2004 2005 CAGR = 8.40% Average balances

2005 Financial Performance
2005 Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Growth in earnings with improved quality of earnings
V. Higher capital levels
VI. Improved asset quality

Fee Income Fee Income $112,072 $100,840 $92,752 $86,394 $74,955 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 2001 2002 2003 2004 2005 CAGR = 10.58%

2005 Financial Performance
2005 Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Growth in earnings with improved quality of earnings
V. Higher capital levels
VI. Improved asset quality

Return on Assets Return on Assets 1.14% 1.02% 1.03% 1.00% 0.81% 0.60% 0.80% 1.00% 1.20% 1.40% 2001 2002 2003 2004 2005

Net Interest Margin Net Interest Margin 3.14% 3.21% 3.34% 2.89% 3.52% 2.8% 3.2% 3.6% 4.0% 2001 2002 2003 2004 2005

Earnings Per Share Earnings Per Share 1.56 1.88 2.05 2.00 2.17 1.50 1.70 1.90 2.10 2.30 2.50 2001 2002 2003 2004 2005

Customer Deposits Customer Deposits 13% 14% 33% 40% Savings Deposits Time Deposits Demand Deposits MM Deposits 23% 21% 39% 17% 2005 1995 $1,632, 544 $3,517,648

2005 Financial Performance
2005 Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Growth in earnings with improved quality of earnings
V. Higher capital levels
VI. Improved asset quality

Tangible Common Equity Ratio Tangible Common Equity Ratio 6.27% 5.52% 6.20% 5.97% 5.77% 5.0% 5.5% 6.0% 6.5% 7.0% 2001 2002 2003 2004 2005

2005 Financial Performance
2005 Financial Performance
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Growth in earnings with improved quality of earnings
V. Higher capital levels
VI. Improved asset quality

Net Charge-Offs / Average Loans Net Charge-Offs / Average Loans 0.15% 0.27% 0.34% 0.46% 0.71% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2001 2002 2003 2004 2005

Reserves / Loans Reserves / Loans 1.24% 1.30% 1.27% 1.23% 1.29% 1.1% 1.2% 1.3% 1.4% 1.5% 2001 2002 2003 2004 2005

Equity Summary Equity Summary 2005 2005 • Current yield: 3.23% • Shares repurchased: 684,962 • P/E ratio: 15.6 x • Market Capitalization: $ 1.2 billion (As of 12/30/05)

Equity Summary 2003 - Equity Summary 2003 - 2005 2005 Total Return Comparison Total Return Comparison 53.23% 43.79% 61.74% SNL Bank Index Peer Group Provident

Appendix Appendix Following pages provide regional economic data for Provident Bank’s market.

Office Vacancy Office Vacancy National 14.4% Baltimore Metro 14.7% Wash DC Metro 12.1% Richmond Metro 10.1% Data is as of Q3 2005

Regional Employment Regional Employment Unemployment Rate National 5% Baltimore Metro 4.5% Wash DC Metro 3.4% Richmond Metro 3.7% Data is as of Q3 2005

Regional Employment Regional Employment Employment Growth Baltimore 29,200 Washington DC 97,800 Richmond 24,300 N. VA 61,800 Data is as of August 2005, Year over Year

Market Demographics Market Demographics Market Demographics 3.3% 3.0% 8.2% 5.3% 3.4% 9.4% 2000-2004 2004-2009 US Baltimore-Towson,MD Washington-Arlington-Alexandria Change in Population

Market Demographics
Market Demographics
Median Household Income
$63,992
$70,274
$79,287
$49,949
$55,412
$62,571
$42,600
$46,475
$51,597
$35,000
$45,000
$55,000
$65,000
$75,000
$85,000
2000 2004 2009
Wash Metro Balto/Towson U.S.

PROVIDENT PROVIDENT BANKSHARES BANKSHARES C O R P O R A T I O N C O R P O R A T I O N www.provbank.com Contact Media: Lillian Kilroy (410) 277-2833 Investment Community: Melissa Kelly (410) 277-2080